UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2016

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 28, 2016, Liberty Interactive Corporation (“Liberty” or the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(ii) of Regulation BTR, pursuant to which Liberty has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Liberty Media 401(k) Savings Plan (the “Plan”), in which the Company is an adopting employer, beginning Monday, July 11, 2016 at 4:00 p.m., ET, and ending on or about Monday, July 18, 2016, we are imposing a SOX blackout period beginning on Monday, July 11, 2016 at 4:00 p.m., ET, and ending on or about Monday, July 18, 2016.  We will advise the Covered Persons when the SOX blackout period ends, if earlier or later than the specified date and time.  The blackout period under the Plan is needed in connection with the proposed distribution by means of a dividend of shares of Series A common stock and Series C common stock of CommerceHub, Inc. (“CH Parent”), a wholly owned subsidiary of the Company, to holders of the Company’s Series A Liberty Ventures common stock in order to effect the proposed spin-off of CH Parent by the Company (the “Spin-Off”), which is subject to the satisfaction or waiver of various conditions.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of (i) any equity securities of the Company relating to the Company’s Liberty Ventures tracking stock, including common stock and options, and (ii) any equity securities of CH Parent, including common stock, options and stock appreciation rights. There are limited exclusions and exemptions from this rule.  Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy and any administrative blackout related to the Company’s online incentive award platform.

Liberty was unable to determine the dates of the SOX blackout period until its Board of Directors (the “Board”) determined to declare the dividend to effect the Spin-Off, which occurred on June 24, 2016.  Accordingly, Liberty was not able to send the notice required under Rule 104 of Regulation BTR until June 28, 2016.  Due to the events described above, this delay was beyond the reasonable control of Liberty and was unforeseeable to Liberty. Now that the dates of the SOX blackout period have been determined, Liberty has provided the Covered Persons with the requisite notice under Rule 104(b)(2)(ii) of Regulation BTR.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Rich Baer, Pam Coe or Craig Troyer in the Legal Department of the Company by telephone at 720-875-5300 or by mail at 12300 Liberty Boulevard, Englewood, CO 80112.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2016

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Pamela L. Coe
	Name:	Pamela L. Coe
	Title:	Senior Vice President, Deputy
General Counsel and Secretary